UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2008

Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3099 Orchard Drive

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 894-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2008, Tessera Technologies, Inc. (the “Company”) announced that it has named Michael Anthofer as executive vice president and chief financial officer, effective immediately. A copy of the press release relating to Mr. Anthofer’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Mr. Anthofer, 56, was vice president and chief financial officer of Kodiak Networks, Inc., a privately held provider of mobile solutions to wireless providers, from 2003 to 2008. From 2001 to 2003, Mr. Anthofer served as senior vice president and chief financial officer of Smartpipes, Inc., a maker of network access control software. From 1996 to 2001, Mr. Anthofer was senior vice president and CFO of Concentric Network Corp. Prior to Concentric, Mr. Anthofer served as executive vice president and CFO of Shared Resources Exchange Inc., a digital switching equipment maker. Earlier, he held several vice president level positions at DSC Communications Corporation, a Fortune 1000 corporation. Mr. Anthofer received an M.B.A. from the University of California, Berkeley, and a B.S. in Business Administration from the University of California, Berkeley.

Pursuant to an employment letter, dated September 5, 2008, Mr. Anthofer will be paid $290,000 per year for his service as executive vice president and chief financial officer. Mr. Anthofer will be eligible to receive an annual bonus at a target level equal to 60% of his base salary, prorated for his partial year of service in 2008. Mr. Anthofer will also receive, pursuant to the Company’s Fourth Amended and Restated 2003 Equity Incentive Plan, an option to purchase 150,000 shares of common stock, 25% of which will vest on the first anniversary of the grant date and 1/48th of which will vest each month thereafter, and 25,000 shares of restricted stock, 25% of which shares will vest on each anniversary of the grant date, subject in each case to Mr. Anthofer’s continued employment or consulting relationship with the Company. Mr. Anthofer will also be eligible for certain employee benefits, as further set forth in the employment letter. Mr. Anthofer has also entered into the Company’s change in control severance agreement with executive officers, the form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 12, 2008.

A copy of the employment letter is furnished as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Letter, dated September 5, 2008

99.1	Press Release, dated September 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2008	TESSERA TECHNOLOGIES, INC.

	By:	/s/ Henry R. Nothhaft
	Name:	Henry R. Nothhaft
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Letter, dated September 5, 2008

99.1	Press Release, dated September 29, 2008